This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements. 1 Investor Presentation As of June 30, 2024

Overview of WaFd Bank 2 • Established in 1917; IPO in 1982 • Washington State Charter Commercial Bank – WA DFI, FDIC, FRB, CFPB Regulated • Headquartered in Seattle, WA; is the second largest bank headquartered in the Pacific Northwest • 210 branches across 9 western states • Full-service consumer & commercial bank • Strong capital, high asset quality, consistent results • Portfolio mortgage lender • Profitable every year since 1965 • Interest rate risk management – well controlled • 165 consecutive quarterly cash dividends • 13,432% Total shareholder return since IPO Total Assets $28.6Bn Total Loans HFI $20.9Bn Total Deposits $21.2Bn Stockholder Equity $3.0Bn Efficiency Ratio 56.6% Adjusted Efficiency Ratio 55.7% 1 As of or for the quarter-ended 6/30/2024 Overview Geographic Overview Company Highlights1 2

WaFd Bank Executive Management Committee 3 Kelli Holz SEVP Chief Financial Officer Brent Beardall President and Chief Executive Officer 3 Ryan Mauer EVP Chief Credit Officer Cathy Cooper EEVP Chief Consumer Banker Kim Robison EVP Chief Operating Officer James Endrizzi EVP Chief Commercial Banker

4 WaFd Bank Demographics Our markets are among the most desirable in the US and create a foundation for loan growth without excessive risk State Number of Branches Company Deposits in Market ($000) Deposit Market Share (%) Percent of National Franchise (%) Total Population 2024 (Actual) Population Change 2020-2024 (%) Projected Population Change 2024-2029 (%) Median HH Income 2024 ($) Projected HH Income Change 2024-2029 (%) Washington 73 8,302,664 3.60 39.2 7,904,137 2.58 4.33 93,297 11.25 California 10 4,652,420 0.32 22.0 39,172,872 (0.92) 1.13 92,605 9.43 Oregon 36 2,711,175 2.78 12.8 4,273,842 0.86 2.45 78,022 10.63 Arizona 28 1,610,523 0.77 7.6 7,485,634 4.67 3.52 74,483 11.99 New Mexico 19 1,555,373 3.32 7.3 2,117,948 0.02 0.93 61,656 10.55 Idaho 22 922,547 2.79 4.4 1,986,514 8.02 6.54 72,949 12.55 Utah 9 549,876 0.74 2.6 3,454,370 5.59 5.30 88,438 10.50 Nevada 8 508,648 0.51 2.4 3,234,642 4.19 2.61 71,942 9.10 Texas 5 371,539 0.03 1.8 30,665,339 5.21 4.74 73,203 9.01 Totals: 210 21,184,765 100 100,295,298 Weighted Average 1.90 3.09 86 10.66 Aggregate: National 336,157,119 1.42 2.40 75,874 10.12 Deposit market share and precent of national franchise are from the FDIC's Summary of Deposit reports and is as of 09/30/2023. All other data is as of 06/30/2024.

Completion of Luther Burbank Merger 5 Two great organizations coming together. 5 • Merger effective March 1, 2024 • Successful systems conversion completed and branches re-branded by March 4th with minimal disruption • WaFd Assets at March 31, 2024 - $30.1 billion • Preliminary Stats: • Consideration - $465 million • Net Assets Acquired - $360 million • Goodwill - $105 million • $6.2 billion in loans, $3 billion held for sale • $5.6 billion in customer accounts

(41) (24) (12) (6) (1) 3 15 57 75 Net Promoter Score Approaching Best in Class 6 Our investments in customer service, usability and technology are translating into high customer satisfaction levels Source: Customer Guru WaFdaa Net Promoter Score 1 17 34 48 51 48 44 57 2017 2018 2019 2020 2021 2022 2023 Peer Net Promoter Score 1 1 2023 Financial Services Banking Benchmarks 6

7 Commitment to ESG & Diversity We believe our enduring franchise comes from core principles focused on helping the neighborhoods we serve and creating long- term value for all stakeholders led by a Board, management and employee base that bring together a diversity of backgrounds Board Composition ESG & Diversity Policy Highlights Our Corporate Social and Environmental Responsibility Policy flows from WaFd Bank’s core principles, which are: To provide common- sense banking that helps neighborhoods flourish Adhere to the primary corporate value of integrity Exercise prudent risk management Maintain transparency in its business practices Resolve to create long-term value for all stakeholders 1 2 3 4 5 Community Development Over $57 million dollars invested towards community development lending including $49 million in affordable housing investments Washington Federal Foundation The Washington Federal Foundation awarded 242 grants to local community organizations totaling over $1.1 million in 2023 Volunteerism WaFd employees participated in 8,771 volunteer hours in support of 735 community organizations and initiatives United Way Matching Campaign WaFd Bank matches employee contributions made to United Way agencies in all eight states. In fiscal year 2023 pledges from colleagues were $376,794. WaFd matched $318,171 for a total of $694,966 Gender Identity Female Male Directors 2 9 Demographic Background African American or Black 2 Hispanic or Latinx 1 1 Asian 1 White 1 5

8 5 Year Change by Percentage in Each Geographical Area From September 30, 2019, to June 30, 2024

9 Loan and Deposit Balances by Geographical Area As of June 30, 2024 $ In Millions

10 Loan Growth – Through Different Interest Rate Environments • Although originations have slowed, they are keeping up with repayments largely through funding of construction loans previously originated. • Mortgage and Consumer loans currently make up 42% of total net loans compared to 74% in 2014 as a result in the origination trend noted at left • Loans HFI increased by $3.2 billion through LBC merger Loan GrowthNew Loan Originations $ in millions. • Originations overall are reduced due to both rising interest rates and an intentional slowing to temper growth • Commercial loans make up a greater portion of all originations over time, making up 73% of all originations in 2024 compared to 49% in 2014

Non-Performing Assets Near Record Lows 11 We have retained a strong ACL while NPAs have declined since 2010 • ACL at 6/30/2024 amounted to $204 million, representing 296% of total NPAs 1 • Non-performing assets $69 million as of 6/30/2024, 0.24% of Total Assets 3.22% 2.76% 2.18% 1.63% 1.00% 0.88% 0.48% 0.46% 0.44% 0.27% 0.20% 0.22% 0.21% 0.26% 1.79% 1.85% 1.69% 1.47% 1.36% 1.15% 1.13% 1.12% 1.11% 1.09% 1.29% 1.22% 1.06% 1.01% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Non-Performing Assets to Total Assets ACL to Total Loans Non-Performing Assets to Total Assets and ACL to Total Loans 1 For Fiscal Year End 9/30 1 ACL to Total Loans does not include ACL related to unfunded commitments of $21.5 million. 2 Effective October 1, 2020, the Company implemented FASB’s Current Expected Credit Loss (CECL) Standard 2

.27% 0.44% WAFD Peer Average Strong Credit Quality 12 2.08% 1.21% 0.91% 0.24% (0.19%) (0.06%) (0.14%) (0.10%) (0.03%) (0.02%) 0.26% 0.01% Net Loan Charge-offs (Recoveries) Average NCOs Per Year – Last 20 Years Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement (1) Strong Credit Quality Characterized by Limited Charge-Offs The Bank experienced nine consecutive years of net recoveries, fiscal 2014 through fiscal 2022, during which net recoveries totaled $74.8 million. Although we experienced net charge-offs in fiscal 2023, these have been the result of a two large charge-offs rather than a more widespread issue within the overall portfolio. Charge-off activity has been $1.3 million YTD Fiscal 2024.

Net Loan Portfolio Average Current LTV 13 As of June 30, 2024 $ In Thousands Net Balance % of Loans WTD Avg Current LTV % Delinquent based on $ Multifamily 4,488,124$ 22% 54% 0.15% CRE - Office 787,850 4% 61% 0.00% CRE - Other 2,919,339 14% 44% 0.02% CRE Construction - Multifamily 815,587 4% 43% 0.00% CRE Construction - Other 601,857 3% 42% 0.19% C&I 2,331,403 11% NA 0.09% SFR 8,146,045 39% 38% 0.39% SFR Custom Construction 188,940 1% 58% 0.45% Other 594,774 3% NA 0.56% 20,873,919$ 100% 0.22%

CRE – Other Property Types as % of Total Net Loans 14 As of June 30, 2024

Significant Liquidity and High-Quality Securities Portfolio 15 High quality, $5.4 billion cash and investment portfolio with $7.7 billion remaining collateral and lines as a source of additional potential liquidity Cash and Securities Composition Total Cash and Securities: $5.37Bn Cash and Securities / Total Assets: 19% Cash & Securities / Total Assets1 US Govt Backed, 34% Cash, 46% High Quality Bonds, 20% As of 06/30/2024, WAFD maintains over $5.3bn of balance sheet Liquidity. • Cash and Securities is 19% of assets • Investment Portfolio targets low credit risk / moderate duration • 80% Cash, US Government-backed Agency Bonds and MBS • Yield on the Investment Portfolio is 4.61% Liquidity is tested quarterly through utilizing various scenarios to determine their affect on available liquidity. Whether minor or extreme, these tests show strong liquidity as a result of deposits and borrowing capacity from reliable collateralized sources. Source: SNL Financial, Company Filings 1 Peers represent Proxy Peers as specified in the Company’s latest Proxy Statement Total Cash and Securities: $3.4Bn Cash and Securities / Total Assets: 15% Sept 30, 2023 June 30, 2024

Investment Portfolio 16 High quality, $2.9 Billion investment portfolio with a duration of 2.9 years. Portfolio is 51% variable rate. HTM Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 398,005$ (49,633)$ 8 3.11% AFS Investments Fair Value Gain/Loss WAL Expected Yield Agency MBS 1,351,997$ (62,261)$ 5.6 4.21% Agency and Student Loan Bonds 800,587 (398) 13.6 6.30% Corporate Bonds 241,167 (15,311) 3.9 4.20% Municpal Bonds 35,017 (482) 11.2 5.20% 2,428,769$ (78,452)$ Hedges Gain/Loss WAL Borrowing Cash Flow Hedges 151,333$

Highly Diversified Deposit Base - % of Deposits by Industry 17 Top 20 depositors make up 10% of total deposits. 24.7 % of total deposits are uninsured and not collateralized as of June 30, 2024.

18 Deposit Trends Core Deposits = 81.8% of Total Shifting away from time deposits in favor of transaction accounts. Checking accounts now make up 33%

Deposit Flows

Overall changes by quarter and balances by type

Customer Deposit Accounts	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	3/31/2024	6/30/2024
Checking - Noninterest Bearing	3,251,603	3,269,773	3,266,734	3,070,895	2,856,165	2,729,888	2,604,281	2,482,010	2,514,310
Checking - Interest Bearing	3,897,185	3,472,402	3,497,795	3,971,814	4,125,554	4,124,463	4,084,933	4,579,413	4,481,465
Savings	1,078,146	1,069,801	1,059,093	1,002,034	943,915	817,547	777,204	771,260	733,973
Money Market	4,912,671	4,856,275	4,867,905	4,503,090	3,954,709	3,358,603	3,191,646	4,506,179	4,199,257
CDs	3,251,042	3,297,369	3,338,043	3,412,203	3,980,605	4,863,849	5,380,723	9,000,911	9,255,760
Total	16,390,648	15,965,620	16,029,570	15,960,035	15,860,948	16,120,424	16,038,787	21,339,773	21,184,765
Quarter % Change	3.1%	-2.6%	0.4%	-0.4%	-0.6%	1.6%	1.1%	33.1%	-0.7%
Quarter $ Change	488,602	(425,028)	63,950	(69,534)	(99,088)	259,477	177,839	5,300,986	(155,008)
Uninsured & Uncollateralized Deposits	7,463,761	4,856,149	4,876,840	4,238,629	4,033,174	4,124,355	4,182,289	5,436,402	5,238,217
% of Total Deposits	45.5%	30.4%	30.4%	26.6%	25.4%	25.6%	26.1%	25.5%	24.7%



10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
Checking - Noninterest Bearing
Checking - Interest Bearing
Savings
Money Market
CDs

- 75% of deposits are collateralized or insured
- LBC merger added $3.7 billion in time deposits and $1.9 billion in transaction accounts

*(Balances $ in thousands)

WaFd Bank
19

Borrowings and Debt Outstanding & Weighted Rate 20 Borrowings are 61% FHLB and 35% Fed’s Bank Term Funding 4% TruPS and Sr Debt, and are used in part to manage interest rate risk. Current period increase reflects the addition of borrowings and debt in the LBC merger. Acquired debt and borrowings increased the weighted average rate. Increase in borrowings for 2020 was from locking in $1 billion of funding at a fixed rate of 66 bps for 10 years. More recent increases served to ensure sufficient balance sheet liquidity. Effective Maturity Schedule Amount $ million Rate Within 1 year: $3,036 5.01% 1 to 3 years: $ 192 3.13% 3 to 5 years: $ - - % 5+ years: $ 850 1.04%

Cost of Deposits in the Rising Rate Environment 21 Avg Fed Funds (Upper) Cost of Interest- bearing Deposits Cost of All Deposits Actual Cumulative Beta 12/31/2021 0.25% 0.27% 0.21% -- 3/31/2022 0.29% 0.26% 0.21% -- 6/30/2022 0.94% 0.29% 0.23% 3% 9/30/2022 2.35% 0.53% 0.42% 10% 12/31/2022 3.82% 1.00% 0.79% 16% 3/31/2023 4.64% 1.66% 1.34% 26% 6/30/2023 5.07% 2.16% 1.77% 32% 9/30/2023 5.40% 2.50% 2.07% 36% 12/31/2023 5.40% 2.90% 2.42% 43% 3/31/2024 5.40% 3.10% 2.65% 47% 6/30/2024 5.40% 3.37% 2.95% 53%

AOCI vs our Peers 22

Income Statement Comparison

$ In thousands

	Three Months Ended,			
	6/30/2024	6/30/2023	$ Change	% Change
INTEREST INCOME				
Loans	$ 337,118	$ 232,167	$ 104,951	45%
Mortgage-backed securities	17,523	10,454	7,069	68%
Investment securities and cash equivalents	37,300	29,859	7,441	25%
	391,941	272,480	119,461	44%
INTEREST EXPENSE				
Customer accounts	154,359	70,062	84,297	120%
FHLB advances and other borrowings	60,396	33,718	26,678	79%
	214,755	103,780	110,975	107%
NET INTEREST INCOME	**177,186**	**168,700**	**8,486**	**5.0%**
Provision (release) for credit losses	1,500	9,000	(7,500)	
Net interest income after provision(reversal)	**$ 175,686**	**$ 159,700**	**$ 15,986**	**10.0%**

WaFd Bank 23

Income Statement Comparison

In thousands

	Three Months Ended, 6/30/2024	6/30/2023	$ Change	% Change
NON-INTEREST INCOME	$ 17,255	$ 13,771	$ 3,484	25.3%
NON-INTEREST EXPENSE				
Compensation and benefits	57,169	50,456	6,713	13.3%
Occupancy	10,904	10,444	460	4.4%
FDIC insurance	7,600	5,350	2,250	42.1%
Product delivery	6,090	5,217	873	16.7%
Information technology	13,428	11,661	1,767	15.2%
Other expense	14,888	11,571	3,317	28.7%
	110,079	94,699	15,380	16.2%
Gain (loss) on REO	(124)	722	(846)	-117%
Income before income taxes	82,738	79,494	3,244	4.1%
Income taxes	18,178	17,719	459	2.6%
NET INCOME	**$ 64,560**	**$ 61,775**	**$ 2,785**	**4.5%**
Dividends on preferred stock	3,656	3,656	0	
Net Income available to common shareholders	**$ 60,904**	**$ 58,119**	**$ 2,785**	**4.8%**

Efficiency Ratio of 63.87 for YTD fiscal year 2024 up from 50.29% for the same period of the prior year as a result of merger-related expenses
Effective tax rate for the quarter ended June 2024 is 21.97% compared to 22.29% from the same period ended June 2023

WaFd Bank 24

25 Net Interest Income and Net Interest Margin Net interest income in thousands. IRR measures as of June 30, 2024: • Net Interest Income (NII) would increase by 7.2% in +200 bps immediate and parallel shock and would increase by 1.6% in a -100 bps immediate parallel shock. • Net Portfolio Value (NPV) after +200 bps shock is 26% lower ($751mm) and at $2.126 billion would be 8.19% of total assets NPV after -100bps shock is 3.5% higher ($101mm) and at $2.979 billion would be 10.73% of total assets.

26 Net Income and Common Earnings Per Share Annual Quarterly March 31, 2024 Net Income and EPS reflect merger-related expenses of $25 million and the preliminary ACL provision of $16 million.

Non-Interest Income 27 Diverse sources of Non-Interest Income provide steady growth and balance our revenue profile Non-Interest Income for Quarter-Ended 06/30/2024 Non-Interest Income Over Time ($MM) Non-Interest Income / Total Loan Revenue Other Income includes: • BOLI income • Rental income • Gains on property sales • WAFD Insurance Income • Income on equity method investments Loan Fees 3% Deposit Fees 40% Other Income 56% 11% 9% 11% 16% 12% 10% 6% FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 $4.3 $3.8 $3.9 $7.3 $6.9 $7.2 $3.9 $22.6 $25.9 $24.9 $23.7 $24.7 $25.9 $26.1 $23.2 $14.7 $23.3 $24.1 $28.6 $33.2 $23.1 $10.1 $30.7 … FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Loan Fees Deposit Fees Other Income Gain on Sale of Investments Gain on Sale of Buildings

28 Non-Interest Expense Over Time Annual and Quarterly - Expenses in thousands Annual Quarterly Other expense includes FDIC premiums, product delivery & IT related costs and other miscellaneous expenses. The quarter-ended March 31, 2024 includes merger related expenses and other non-operating expenses. If removed, the adjusted efficiency ratio for the quarter would be flat at 58.5%. See additional details for ‘other’ expenses within Other Expense on the next page.

29 Breakout of Other Expense Other Expense includes: • FDIC Premiums • Product Delivery • Information Technology • Miscellaneous ‘Other’ line-item expenses include professional services, marketing and administrative costs. Expenses in millions

30 Capital Ratios WAFD does not seek to maximize leverage. Rather, we aspire to be the bank that can best weather the next storm on the horizon. • Source: SNL Financial, Company Filings

Returning Capital to Shareholders Recent Capital Activities • Current cash dividend of $0.26 provides a yield of 3.15% based on the current stock price (Aug 5th) • 1,063,033 shares were repurchased in Q1, Q2 & Q3 of fiscal 2024 with a weighted price of $25.23 • Since 2013, 49 million shares repurchased which is 46% of total outstanding shares as of 9/30/2012 • 11.5 million shares remain in buyback authorization 31 Common Dividend as a % of Net Income 30.4% 42.9% 27.5% 30.1% 38.3% 38.0% 27.8% 26.3% 2016 2017 2018 2019 2020 2021 2022 2023 Return of Income to Common Shareholders Share Repurchases

As of 06/30/2024: Book Value per Share $32.76 Tangible Book Value per Share $27.18 Price to BV: 0.861 Price to TBV: 1.04 Stock Price & Book Value Per Share 32

Managing Capital Text Text Text Tex 33 Perspective through the last Credit Cycle

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Washington Federal’s management and are subject to significant risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of the presentation, and Washington Federal assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.